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                                                        Exhibit 23.1
                                                  CONSENT OF AMISANO HANSON


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for Pacific Spirit, Inc., of our report dated February 5, 2002 relating to the December 31, 2000 financial statements of Pacific Spirit, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson


April 30, 2002